Exhibit 99.3

Forward-Looking Statements Statements in this presentation regarding First Marblehead’s expectations, future performance and financial projections, including with regard to projected future cash flows and the future performance of securitization trusts, as well as any other statements that are not purely historical, constitute forward looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on our historical performance, the historical performance of the securitization trusts, and our plans, estimates and expectations as of February 2, 2009.  The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future results, plans, projections, estimates or expectations contemplated will actually be achieved.  You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause actual results, including the performance of the trusts and resulting cash flows, or the timing of events, to be materially different than those expressed or implied by our forward-looking statements.  Important factors that could cause or contribute to such differences include:  degradation of credit quality or performance of the trusts’ loan portfolios; the inability of The Education Resources Institute, Inc. (TERI), the third party guarantor of the underlying loans, which has filed a voluntary petition for reorganization under federal bankruptcy laws, to meet its guaranty obligations; TERI’s rejection of its guaranty obligations, or challenges to the enforceability of the trusts’ security interests, in the context of TERI’s bankruptcy; the inability of Ambac Assurance Corporation, which provides credit enhancement for certain securitization trusts, to meet its obligations; variance between the actual performance of securitization trusts and the key assumptions we have used in preparing the projected cash flows; and the other factors set forth under the caption “risk factors” in our quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 10, 2008.  Important factors that could cause or contribute to differences between the actual performance of the securitization trusts and our key assumptions include developments in the TERI bankruptcy proceedings including with regard to the trusts’ rights to future recoveries in defaulted loans; economic, regulatory, competitive and other factors affecting prepayment, default and recovery rates on the underlying securitized loan portfolio; capital market receptivity to private student loan asset-backed securitizations; trust expenses; and interest rate trends, including the projected cost of funding auction rate notes.  We specifically disclaim any obligation to update any forward-looking statements as a result of developments occurring after February 2, 2009. Disclaimer The information in this presentation is intended to provide a broad overview of our securitized portfolio.  Neither First Marblehead nor any other party is offering any securities by making this presentation or soliciting any action based upon the information provided. Nothing in this presentation should be relied upon as a representation by First Marblehead, or any other person, as to the future performance of any securitization trust described in this presentation or as to any securities that may be issued in the future.  The information contained herein is intended to be illustrative only, and historical collateral pools may not be representative of any future collateral pool. Investing in our common stock involves a high degree of risk. Prior to purchasing any shares, you should carefully consider the risks and uncertainties described in the reports we file from time to time with the Securities and Exchange Commission.

Billions Direct to Consumer School Channel FY 2003 FY 2004 FY 2005 FY 2006 FY 2007 $0.7 $1.4 $2.2 $3.9 66.5% 33.5% 69.5% 30.5% 72.6% 27.4% 76.8% 23.2%. 82.4% 17.6% $4.51 FY 20092 $2.9 70.9% 29.1% $0.1 FY 2008 Loans Available for Securitization by Fiscal Year 1FY 2008 Loans Available for Securitization include loans originated pursuant to certain contracts with JP Morgan Chase Bank, N.A. (JP Morgan Chase). Subsequent to June 30, 2008 as a result of a bankruptcy court order granting TERI’s motion to terminate loan origination and guaranty agreements between TERI and JP Morgan Chase, the Note Purchase Agreement between The First Marblehead Corporation (FMC) and JP Morgan Chase also terminated. As a result of that termination, JP Morgan Chase no longer has any further obligation to sell and FMC no longer has any obligation to purchase JP Morgan Chase loans pursuant to our Note Purchase Agreement with JP Morgan Chase. 2FY2009 through December 31, 2008.

Trust parity ratios4 As of December 31, 2008 NCMSLT (closed: 11/01/01) 2003-1 (closed: 12/11/03) 2004-1 (closed: 06/10/04) 2004-2 (closed: 10/28/04) 2005-1 (closed: 02/23/05) 2005-2 (closed: 06/09/05) 2005-3 (closed: 10/12/05) 2006-1 (closed: 03/09/06) 2006-2 (closed 06/08/06) 2006-3 (closed 09/28/06) 2006-4 (closed 12/07/06) 2007-1 (closed: 03/08/07) 2007-2 (closed: 06/14/07) 2007-3 (closed: 09/20/07) 2007-4 (closed: 09/20/07) Parity Ratio: trust assets (loan pool balance plus trust accounts) divided by liabilities (bonds outstanding) Months Since Inception 90% 92% 94% 96% 98% 100% 102% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 77 81 NCMSLT2 2003-11 2004-2 2004-13 2005-1 2005-2 2005-3 2006-1 2006-2 2006-3 2007-1 2006-4 2007-2 2007-3, 2007-4 1 As of October 31, 2008 (most recent quarterly reporting date) 2 As of September 30, 2008 (most recent quarterly reporting date) 3 As of November 30, 2008 (most recent quarterly reporting date) 4 As a result of TERI’s Chapter 11 bankruptcy filing on April 7, 2008, defaulted loans in excess of the pledge fund balances will be excluded from trust assets in performing the trust parity calculation

Net recovery rates As of December 31, 2008 Net Recoveries: recoveries (either in the form of cash or repurchased loans) net of collection costs. FMC assumes a 48% net recovery rate for residual valuation purposes. Note: 2002 Vintage recovery rates experienced volatility in certain months due to a small balance of defaulted loans that experienced a delay in recovery. FMC Net Recovery Rates (by Year of Default) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 95 100 105 110 115 120 125 130 Months Since Year of Default Net Recovery Rate 2002 2003 2004 2005 2006 2007 Weighted Average Projected Recovery

FICO scores for disbursed volume by fiscal year Decisioned FICO Scores: FICO score that is reflective of decision on cosigner, student, or borrower without cosigner Decisioned FICO Distribution - Direct to Consumer by Fiscal Year 13% 15% 17% 16% 13% 14% 15% 15% 15% 15% 15% 14% 38% 36% 34% 35% 22% 21% 19% 20% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2005 2006 2007 2008 760-850 700-759 680-699 660-679 620-659 Decisioned FICO Distribution - School Channel by Fiscal Year 5% 6% 7% 7% 9% 9% 9% 9% 12% 12% 12% 11% 41% 41% 40% 39% 32% 32% 31% 33% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2005 2006 2007 2008 760-850 700-759 680-699 660-679 620-659 Decisioned FICO Distribution by Fiscal Year 10% 12% 15% 14% 12% 12% 14% 14% 14% 14% 14% 14% 39% 37% 35% 36% 25% 24% 21% 22% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2005 2006 2007 2008 760-850 700-759 680-699 660-679 620-659

FICO Distribution for Loans Booked 0% 0% 0% 10% 33% 30% 24% 3% 0% 0% 0% 8% 32% 31% 26% 3% 0% 0% 0% 3% 22% 36% 34% 4% 2% 5% 8% 12% 15% 18% 27% 13% 0% 5% 10% 15% 20% 25% 30% 35% 40% up to 499 500 - 549 550 - 599 600 - 649 650 - 699 700 - 749 750 - 799 800+ FICO Score Range % of Population C2007 Q3FY08 Q4FY08 National Distribution of FICO Scores* FICO score distribution *Source: www.myfico.com

Six month rolling prepayment rates Updated through December 31, 2008* *Average prepayment rate during preceding six month period. NCMSLT as of September 30, 2008 (most recently quarterly reporting date). NCSLT 2003-1 as of October 31, 2008 (most recent quarterly reporting date). NCSLT 2004-1 as of November 30, 2008 (most recent quarterly reporting date).

NCSLT Trust Payment Status As of December 31, 2008 Source: First Marblehead 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% NCMSLT 2003-1 2004-1 2004-2 2005-1 2005-2 2005-3 2006-1 2006-2 2006-3 2006-4 2007-1 2007-2 2007-3 2007-4 NCSLT Trust % of Portfolio Deferment - P&I Deferment - Principal Only Forbearance Repayment

Projected future cash flow stream As of Q3, Q4, Fiscal Year 2008 and Q1, Q2 Fiscal Year 2009 (in $millions) December 31, 2008 September 30, 2008 Annual Residuals ($M) (Total = $1,649M) Annual ASAFs ($M) (Total = $222M) Cumulative Cash Flow (Total = $1,871M) Annual Residuals ($M) (Total = $1,986M) Annual ASAFs ($M) (Total = $315M) Cumulative Cash Flow (Total = $2,301M) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 $0 $500 $1,000 $1,500 $2,000 $2,500 $400 $0 $50 $100 $150 $200 $250 $300 $350 $0 $50 $100 $150 $200 $250 $300 $350 $400 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 $0 $500 $1,000 $1,500 $2,000 $2,500 June 30, 2008 March 31, 2008 Annual Residuals ($M) (Total = $2,051M) Annual ASAFs ($M) (Total = $307M) Cumulative Cash Flow (Total = $2,358M) Annual Residuals ($M) (Total = $2,134M) Annual ASAFs ($M) (Total = $309M) Cumulative Cash Flow (Total = $2,444M) $0 $50 $100 $150 $200 $250 $300 $350 $400 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 $0 $500 $1,000 $1,500 $2,000 $2,500 $0 $50 $100 $150 $200 $250 $300 $350 $400 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 $0 $500 $1,000 $1,500 $2,000 $2,500 These charts illustrate the projected amount and timing of Residual and Additional Structural Advisory Fee cash flow payments to FMC, based upon trust valuation assumptions as of 12/31/2008, 09/30/2008, 06/30/2008, and 03/31/2008 Note: Cash flows do not utilize a ‘Present Value’ methodology and are pre-tax. Certain older trusts, whose impact on the analysis would be immaterial, are excluded. Please refer to FMC’s annual report on Form 10-K for the fiscal year ended June 30, 2008, which is available through the SEC’s EDGAR system (www.sec.gov) and FMC’s website (www.firstmarblehead.com), for important information regarding the Critical Accounting Policies and Estimates used to prepare this projection.

Resid ASAF Cumulative Cash Flows Fiscal Year Residual - 2Q 2009 ASAF - 2Q 2009 CUMUL - 2Q 2009 2009 $ - - $ - 2010 $ - - $ - 2011 $ - - $ - 2012 $ - 3,190,872 $ 3,190,872 2013 $ 5,340,140 9,901,624 $ 18,432,637 2014 $ 19,375,886 5,720,613 $ 43,529,135 2015 $ 17,230,439 11,462,285 $ 72,221,860 2016 $ 21,335,146 2,729,317 $ 96,286,323 2017 $ 15,611,411 823,045 $ 112,720,779 2018 $ 10,759,251 658,740 $ 124,138,770 2019 $ 8,271,715 4,662,086 $ 137,072,570 2020 $ 47,328,204 38,297,263 $ 222,698,036 2021 $ 161,046,528 84,979,599 $ 468,724,164 2022 $ 291,291,124 54,668,973 $ 814,684,261 2023 $ 279,258,204 1,376,366 $ 1,095,318,832 2024 $ 222,488,671 1,010,180 $ 1,318,817,682 2025 $ 176,008,771 892,674 $ 1,495,719,127 2026 $ 139,409,980 574,856 $ 1,635,703,962 2027 $ 106,378,201 909,111 $ 1,742,991,274 2028 $ 62,724,562 168,819 $ 1,805,884,655 2029 $ 35,002,508 86,289 $ 1,840,973,453 2030 $ 18,575,209 40,014 $ 1,859,588,676 2031 $ 8,454,636 14,093 $ 1,868,057,405 2032 $ 2,532,235 3,368 $ 1,870,593,008 2033 $ 295,473 647 $ 1,870,889,128 2034 $ 59,737 272 $ 1,870,949,137 2035 $ 18,444 105 $ 1,870,967,687 2036 $ 5,716 22 $ 1,870,973,425 2037 $ 1,042 3 $ 1,870,974,469 2038 $ 250 1 $ 1,870,974,720